As filed with the Securities and Exchange Commission on December 5, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-09088)

Empiric Funds, Inc.
(Exact name of registrant as specified in charter)

6300 Bridgepoint Parkway, Building II, Suite 105, Austin, TX 78759
(Address of principal executive offices) (Zip code)

Mark A. Coffelt, President
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Building II, Suite 105, Austin, TX 78759
(Name and address of agent for service)

513-328-9321
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2011

Date of reporting period:  09/30/2011

Item 1. Reports to Stockholders.

Core Equity Fund

Annual Report
September 30, 2011

This report is for the shareholders of the Empiric Core
Equity Fund. Its use in connection with any offering of the
Fund’s shares is authorized only in a case of concurrent or
prior delivery of the Company’s current prospectus.
Quasar Distributors, LLC is the Distributor of the Fund.

INVESTMENT MANAGER’S REPORT

Fellow Shareholders,

The NAV of the Fund’s Class “A” shares on September 30, 2011 was $23.16 per share.  Cumulative and annualized returns are below.

	Class A	Class A
Cumulative Returns	(No Sales	(Max 5.75%
Ended 09.30.11	Charges)	Charge	Class C	S&P 500
Last 15 Years	189.98	173.28	—	114.78
Last 10 Years	94.49	83.36	—	32.00
Last 5 Years	-11.94	-17.00	-15.16	-5.76
Since Inception (A)	223.07	204.50	—	156.16
Since Inception (C)	—	—	-11.37	7.22

Annualized Returns
Last 15 Years	7.36	6.93	—	5.23
Last 10 Years	6.88	6.25	—	2.82
Last 5 Years	-2.51	-3.66	-3.23	-1.18
Since Inception (A)	7.65	7.25	—	6.09
Since Inception (C)	—	—	-2.00	1.17

Short-term Returns
Last 3 months	-21.99	-26.47	-22.15	-13.87
Last 6 months	-22.54	-27.01	-22.83	-13.78
Last 12 months	-5.09	-10.54	-5.79	1.14
Last 3 years (annualized)	-3.00	-4.90	-3.74	1.23
Gross Expense Ratio	1.76%	1.76%	2.51%	—

Performance data quoted represents past performance which does not guarantee future results.  Investment returns and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  Current performance may be lower or higher than the performance quoted.  To obtain performance to the most recent month-end, please call 1.800.880.0324, or visit our website at www.EmpiricFunds.com.  Class C shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%.  Performance data shown with Max 5.75% charge reflects the maximum sales charge.  Performance data shown with no sales charges does not reflect current maximum sales charge.  Had the sales charges been included, the Fund’s returns would have been lower.  Shaded areas indicate the highest comparative return for the period.
____________
*	Inception date for the Class A shares is 11/06/1995 and for the Class C shares 10/07/2005.

INVESTMENT MANAGER’S REPORT

In a recent issue, The Economist pretty well summed up the last 3 months of investing with their cover, “Nowhere to Hide”.  The tally for the third quarter--large capitalization stocks (S&P 500) down about 14%, small capitalization stocks (Russell 2000) down about 22%, and most foreign indices down 20% or more--was not a pretty sight. With a portfolio skewed toward small and mid-caps, our portfolio suffered as well.  Ironically, our attempt to mitigate losses through hedging added about 7% to our loss.  We will discuss more on this later.

Your Fund has clearly underperformed its S&P 500 Index benchmark over the last quarter, year, three and five year periods. As your Fund manager, we can tell you two things: 1) With our own money as well as our pride invested in Empiric, our short-term underperformance is probably more costly and irritating to us than to you; and, 2) On the appropriate time scale of investing, we believe that such short-term underperformance is largely meaningless.  We define long term as ten years or more.

A Most Underappreciated Investing Virtue—Patience

Most investors have little patience which is somewhat understandable. We live in a 24-hour, 7-day a week news cycle.  Different experts, frequently with differing opinions, are on CNBC, Bloomberg, Fox Business News, and are quoted in the myriad sources of print news constantly.  We know; we have contributed our share to the cacophony of opinions. We’ll let you in on a secret.  While our televisions are tuned to CNBC, the sound is rarely on.  Editors design the news to provoke anxiety. That keeps the attention of listeners and readers and pays the bills.  We keep the sound off because anxiety and investing go together poorly.

The Dalbar Quantitative Study of Investor Behavior1 confirms that most investors have very short time frames holding their mutual funds only 3.27 years. That may be in part because the major rating agencies—Morningstar, Lipper Analytical Services, and Value Line—also focus on short horizons.  For instance, Morningstar rates funds with long term records based on 10 years, 5 years, and 3 years of overlapping periods. Thus, the 3 years in the 10 year period, the 3 years in the 5 year period, and the 3 year period are counted giving a

____________
1	“Investors Can Manage Psyche to Capture Alpha,” Dalbar.com, April 1, 2011.

INVESTMENT MANAGER’S REPORT

3 year period 3 times the weight of a 10 year period. Does that make sense?  Research shows that Morningstar’s star rating system has almost no predictability, yet investors often use star ratings as buy or sell indicators2.  A change in ratings, either up or down, can result in major asset shifts for mutual funds--more stars can equal big inflows, fewer stars may mean outflows.

The Penalty for too little Patience

How well has short-term investing worked for investors?  Not well.  Dalbar3 calculates that the average equity investor4 earned over the last 20 years (01/01/1991 – 12/31/2010) only 3.83%, while the S&P 500 index was up 9.14% over the same period.  By chasing returns, investors were, in effect, buying high and selling low, not the path to investment riches. The story is just as sorry for bond funds.  Chasing short term performance appears to have cost investors, dearly.

In another study5, Baird examined mutual funds that outperformed their benchmarks by at least 1% over a ten year period—Empiric meets that criterion—and, exhibited less volatility than their market benchmark6.  The average manager in this group produced an additional $34,000 in incremental wealth on a $100,000 investment over the 10 year period (ended 12/31/2010). Empiric, by the way, produced $121,299 in incremental wealth over the S&P 500 over the same 10 years.

Here’s the interesting part: “Approximately 85% of those top managers had at least one three-year period in which they underperformed by one percentage point or more.  In fact, on average they underperformed during six separate rolling three-year periods (out of a total of 29).  About half of them lagged their benchmarks by three percentage points (on average, three separate times) and

____________

2	“Mutual Fund Ratings and Future Performance ,” Vanguard Research June 2010.
3	“InvestorsCan Manage Psyche to Capture Alpha,” Dalbar.com, April 1, 2011.
4	Average Investor- the universe of all mutual fund inventors whose actions and financial results are restated to represent a single investor.
5	“The Truth About Top-Performing Money Managers”, Baird Advisory Services Research, 3/11.
6
Baird incorporated the universe of mutual funds as categorized by Morningstar with at least 12 months of performance. The number of funds as of December 31, 2010 with a 10-year track record and the number outperforming by 1% or more and having a lower standard deviation are: 166/176/82 for Large Growth, 249/99/50 for Large Core, 142/61/32 for Large Value, 84/66/53 for Mid Growth, 80/17/9 for Mid Core, 80.15/6 for Mid Value, 83/71/53 for Small Growth, 90/66/41 for Small Core, 48/30/17 for Small Value and 187/78/26 for International.

INVESTMENT MANAGER’S REPORT

one-quarter of them fell five or more percentage points below the benchmark for at least one three-year period.”

Baird also looked at shorter holding periods of twelve months, as many investors make decisions based on very short-term performance. Of the funds Baird studied, all of the managers underperformed for a twelve month period at least once.  Moreover, one-fourth underperformed their benchmarks by at least 15 percent over one year, and 57 percent underperformed by 10 percent or more.  Yet, while this group fell short over numerous one and three year periods, the funds outperformed their benchmarks over 10 years.

We highlight long-term investing because we believe it’s better for the Fund and much better for our shareholders as most investors outwit themselves buying high and selling low. If our roles were reversed and we were looking for mutual funds in which to invest, what would we look for?  We would look for good long-term records, 15 years is even better than 10 years with the manager who created the record--you don’t want an “empty” performance record.  We would want the management to invest along with their shareholders, as an indication of seriousness of purpose.

Remarkably, Morningstar reports that less than half of managers have any investment in the funds they run, and managers with more than $1,000,000 invested in the fund they run are even scarcer.  Unfortunately, out of the entire universe, funds that outperformed the S&P 500 Index for the 15 year period ending September 30, 2011, under the same management, reduces the universe from about 5200 mutual funds down to only 262, or only 5% meeting that criterion.  How many of those funds have management invested along with their shareholders, we don’t know. We do know that Empiric is part of the 5% select list that outperformed the S&P 500 Index over the 15 year period ending September 30, 2011, under the same management, and that our shareholders can be confident that management is invested alongside them with over $1,000,000 invested in the Fund.

Recession, or Not

Until recently, we have operated on the premise that the economy would stumble along without recession.  Markets which fall more than 20% are referred to as “bear” markets. Depending upon the day, this downturn may or may not qualify as a bear market, but for the moment we will treat it as so.  Historically, Bear markets without recession last on average 6 months. Since we are already 5 months

INVESTMENT MANAGER’S REPORT

into this bear market, no recession would indicate the potential for a market upturn before year-end. In that scenario, a broad mix of conservative dividend-paying stocks, including cyclical companies (an up or down economy impacts them more) made sense, which is how the Fund’s portfolio has been positioned.

On Friday, September 30th, the Economic Cycle Research Institute (ECRI) changed its position from “no recession” to “recession definitely”.  To paraphrase ECRI: “[The US has] entered a vicious cycle, and it’s too late: a recession can’t be averted.”  The Economist magazine reports that ECRI has never given a false signal of recession. We have great respect for ECRI. If they are correct that the US will go into recession, then the bear market coincident with a bad economy lasts not 6 months, but more like 18 months, suggesting that stocks will likely find tough sledding for another year.

To put ECRI’s recession call in perspective, keep in mind that many of the best and brightest economists work at the Federal Reserve.  If economists could actually forecast recession or economic booms, we would not have recessions or booms, or certainly far fewer of them, because the Federal Reserve holds the economic throttle.  If they could forecast well, then the Fed would throttle back before booms, and throttle up before economic weakness, averting booms and busts. Alas, if it were only so.

One doesn’t have to go very far back in history to witness poor forecasting.–Greenspan’s overly low interest rates prior to the housing bubble added fuel to the fire and made housing worse. And the Federal Reserve, which regulates banks, or more appropriately is supposed to regulate banks, watched as almost every lending institution on the planet participated in a gluttony of mortgages.

–The Obama Administration also missed big on its economic forecasts having forecasted that their original “stimulus” plan would hold unemployment below 8%.  Right after American Recovery and Reinvestment Act of 2009 (ARRA) was implemented, unemployment exceed 8% in February 2009, exceeded 9% in May 2009, and exceeded 10% by October 2009.  With ARRA, the Administration projected unemployment would be below 7% by June of 2011. Unfortunately, unemployment actually was 9.2%.

Bad economic forecasting has been going on for a long time.  In a monumental forecast miss “The Harvard Economic Society [in 1929] declared that a depression was ’outside the range of probability.’”7

____________
7	The New York Times, “An Ugly Forecast That’s Been Right Before,” Oct. 9, 2011.

INVESTMENT MANAGER’S REPORT

We highlight forecasting misses, not to poke fun at the Fed or the Administration (well, maybe a little bit), but rather to highlight how difficult it is to forecast.  So, while ECRI is good, perhaps even the best of forecasters, success in economic forecasting is quite low. Like everyone else, ECRI may or may not be correct.  There is one forecast rule I do heed.  My late father, Guy, used to say if you wanted to find where the “bubble” was in the economy, just look to where all the bankers are making loans. He was right--bubbles are almost always inflated with credit.

Interestingly, the damage difference to stocks between “recession” and “no recession” is historically only about 3%.  Stocks have declined only 3% more, on average, with recession than they have declined when there is no recession. If we should get into recession, the big difference is time.  Timing of the upturn with recession should be about a year in the future, versus a month in the future with no recession.  Clearly, we hope the ECRI is wrong, not just for stocks, but for all the unemployed who are finding it so difficult to get jobs.

In light of ECRI’s recession forecast, we sold a number of stocks we believed were tied to the economy, or tied to foreign economies.  Our purchases have concentrated on owning companies that should do well in any environment with more emphasis on dividend-paying companies.  We have eliminated, for the time being, any arbitrage stocks--spreads are too low and modest returns no longer justify the risk. While we always have one eye on risk, we are currently paying special attention to mitigating risk.

Not the Macarena, but the Macro

Stocks have continued to dance to the tune of “macro” events with Europe providing the erratic drum beat.  Questions such as: Will Europe fix its banking problems with sovereign risk?  What will the Administration do to the economy to get re-elected?  (O.K., we know that was phrased on the cynical side, but it appears that Obama has spent more time campaigning than leading.)  Additional questions:  Will the Federal Reserve continue to provide easy money in its attempt to stimulate the economy?  Can the US get its deficits under control?  We could go on, but you get the picture. (By the way, we are not convinced that Europe has solved its banking problems or that Greece will no longer need additional bailouts, if they get the next one at all—we hope this is one of those “bad” forecasts).

INVESTMENT MANAGER’S REPORT

Macro events have manifested themselves in the markets by creating waves of volatility and by causing stocks to highly correlate and trade together. Thus, in this environment, good earnings haven’t necessarily resulted in increased stock prices. Cheap stocks haven’t attracted buyers and rewarded us with appreciation. Well run companies haven’t benefited, and so on.  At some point, values and prices should diverge enough that macro events may have far less impact on individual stocks. When that will occur, we don’t know. Thus, the payoff for finding good companies may not likely be immediate. The good news, though, is we are finding lots of quality companies selling at what we view as very good prices.  As of this writing, Empiric is close to fully invested.

Portfolio Hedging

In our previous letter, we noted that we were planning to periodically hedge the portfolio, and did so in the third quarter.  Following our hedging strategy should have resulted in a smaller loss. Actual implementation of the hedge was slightly worse than anticipated with a 7.2% loss.  We expect a number of small losses—false positives, if you will—which should eventually avoid a much larger loss, although we confess we find it irritating to lose on any hedge.  However, in light of an environment characterized by questions of European country and bank solvency, profligate spending by the US government, and a Federal Reserve willing to create inflation in an attempt to better employment, it strikes us as an environment where we potentially might want to take money off the table. Note that we applaud the Fed’s wish for better employment.  We wish for better employment, too.  We just find it highly unlikely that Federal Reserve stimulus will unleash anything other than inflation since central banks have little impact on long-term economic activity.  We have fine-tuned our hedging strategy to intervene, or hedge less, in an attempt to hedge only events we consider extreme.

We are in an environment subject to various news events which may cause large moves in stocks. Part of stocks’ volatility, we think, is due to an abnormally weak US economic upturn. Instead of focusing on which horses might win the race, investors are left wondering if there will be a horse race at all. Volatility is also exacerbated by 24-hour business news, the proliferation of exchange-traded funds, and almost 70% of the daily stock trading volume accounted for by high frequency traders. Yes, it is a difficult environment, and we could wait until the “coast is clear.”  But we are reminded of one of Warren Buffett’s aphorisms:  “Investors pay a high price for a cheery consensus.” The fear in today’s markets

INVESTMENT MANAGER’S REPORT

helps keep prices cheap.  I recently added to my holdings of Empiric; you might consider doing so, too.

Respectfully submitted,

Mark A. Coffelt, CFA
President, Empiric Funds
November 29, 2011

For updated investment performance, please visit www.EmpiricFunds.com.  Additionally, shareholders with comments, questions or inputs may contact me at markcoffelt at EmpiricAdvisors.com.

Must be preceded or accompanied by a prospectus.

Opinions expressed in this letter are those of the President, are subject to change and are not guaranteed.

Mutual fund investing involves risk.  Principal loss is possible. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  Derivatives involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact on the performance.  Options held may be illiquid and the fund manager may have difficulty closing out a position.  The Fund regularly makes short sales of securities which involve additional risk, including the possibility that losses may exceed the original amount invested.  However, a mutual fund investor’s risk is limited to one’s amount of investment in a mutual fund.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to  the Schedule of Investments in this report for a complete listing of fund holdings.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. You cannot invest directly in an index.

Standard Deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

Correlation: In the world of finance, a statistical measure of how two securities move in relation to each other.

Past performance does not guarantee future results.

The Empiric Funds are distributed by Quasar Distributors, LLC.

INVESTMENT MANAGER’S REPORT

Six Month Contributors	Six Month Detractors
to Performance	from Performance
Rosetta Resources	Stone Energy
Capital Gold	Amerigroup
Pricesmart	Kraton Performance Polymers
Hi-Tech Pharmacal	Amtech Systems
Polaris Industries	Aflac Inc.

Twelve Month Contributors	Twelve Month Detractors
To Performance	from Performance
Quality Distribution	Stone Energy
EZ Corp	Amerigroup
World Acceptance	Kraton Performance Polymers
Jazz Pharmaceuticals	Amtech Systems
Bard (C.R.) Inc.	Aflac Inc.

Core Equity Fund Comparison with Unmanaged Index

September 30, 2011

Class A Shares

Average Annual Total Return as of September 30, 2011

	EMCAX	EMCAX	S&P 500
Period	(without load)	(with load)*	(larger stocks)
Ending Value	$19,449	$18,336	$13,200
1 year	-5.09%	-10.54%	1.14%
3 years	-3.00	-4.90	1.23
5 years	-2.51	-3.66	-1.18
10 years	6.88	6.25	2.82

*	Class A shares are subject to a maximum sales load of 5.75%, which decreases depending on the amount invested.

Past performance is not indicative of future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a performance benchmark that includes 500 companies in leading industries of the U.S. economy and focuses on the large cap segment of the market.

For current performance information, call 1-888-839-7424.

Core Equity Fund Comparison with Unmanaged Index

September 30, 2011

Class C Shares

Average Annual Total Return as of September 30, 2011

		EMCCX
	EMCCX	(with early	S&P 500
Period	(without load)	redemption)*	(larger stocks)
Ending Value	$8,863	$8,863	$10,722
1 year	-5.79%	-6.74%	1.14%
3 years	-3.74	-3.74	1.23
5 years	-3.23	-3.23	-1.18
Since Inception (10/7/05)	-2.00	-2.00	1.17

*	The Fund charges a 1.00% redemption fee on Class C shares redeemed within one year of purchase.

Past performance is not indicative of future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a performance benchmark that includes 500 companies in leading industries of the U.S. economy and focuses on the large cap segment of the market.

For current performance information, call 1-888-839-7424.

Core Equity Fund
SCHEDULE OF INVESTMENTS

September 30, 2011

COMMON STOCKS – 74.95%	Shares	Value

CONSUMER DISCRETIONARY – 20.17%

Apparel Retail – 6.85%
Ascena Retail Group, Inc.*(a)	30,000	$812,100
Cato Corp. (a)	17,000	383,520
Finish Line, Inc.	22,000	439,780
Men's Wearhouse, Inc.	31,000	808,480
		2,443,880
Auto Parts & Equipment – 5.16%
American Axle & Manufacturing Holding, Inc.*(a)	85,000	648,550
Lear Corp.	10,000	429,000
Standard Motor Products, Inc.	58,814	762,818
		1,840,368
Automotive Retail – 0.74%
Monro Muffler Brake, Inc.	8,000	263,760

Casinos & Gaming – 1.48%
Ameristar Casinos, Inc. (a)	33,000	529,650

Computer & Electronics Retail – 0.46%
Systemax, Inc.*	13,000	165,360

Education Services – 1.71%
Bridgepoint Education, Inc.*(a)	35,000	610,400

Housewares & Specialties – 0.99%
American Greetings Corp. (a)	19,000	351,500

Specialized Consumer Services – 2.78%
Coinstar, Inc.*	7,000	280,000
Sotheby's	11,000	303,270
Steiner Leisure Ltd.*^(a)	10,000	407,700
		990,970
Total Consumer Discretionary		7,195,888

CONSUMER STAPLES – 3.29%

Packaged Foods & Meats – 2.05%
Omega Protein Corp.*	80,381	729,859

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2011

COMMON STOCKS (Continued)	Shares	Value

CONSUMER STAPLES (Continued)

Personal Products – 0.24%
Medifast, Inc.*	5,300	$85,595

Tobacco – 1.00%
Universal Corp. (a)	10,000	358,600
Total Consumer Staples		1,174,054

ENERGY – 6.39%

Oil & Gas Equipment & Services – 0.79%
Mitcham Industries, Inc.*	25,000	280,000

Oil & Gas Exploration & Production – 3.35%
Stone Energy Corp.*	51,000	826,710
Vaalco Energy, Inc.*(a)	76,000	369,360
		1,196,070
Oil & Gas Refining & Marketing – 2.25%
CVR Energy, Inc.*(a)	38,000	803,320
Total Energy		2,279,390

FINANCE & INSURANCE – 1.66%

Consumer Finance – 0.61%
EZCORP, Inc.*	7,700	219,758

Specialized Finance – 1.05%
Portfolio Recovery Associates, Inc.*	6,000	373,320
Total Finance & Insurance		593,078

HEALTH CARE – 20.54%

Biotechnology – 0.97%
Momenta Pharmaceuticals, Inc.*	30,000	345,000

Health Care Services – 6.07%
Air Methods Corp.*	34,000	2,164,780

Health Care Equipment – 1.19%
ArthroCare Corp.*(a)	14,800	425,796

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2011

COMMON STOCKS (Continued)	Shares	Value

HEALTH CARE (Continued)

Managed Health Care – 4.54%
Amerigroup Corp.*	23,000	$897,230
Centene Corp.*	10,000	286,700
Humana, Inc.	6,000	436,380
		1,620,310
Pharmaceuticals – 7.77%
DepoMed, Inc.*	57,000	307,800
Endo Pharmaceuticals Holdings, Inc.*	12,000	335,880
Hi Tech Pharmacal Co., Inc.*	34,538	1,160,477
Jazz Pharmaceuticals, Inc.*	23,300	967,416
		2,771,573
Total Health Care		7,327,459

INDUSTRIALS – 6.46%

Aerospace & Defense – 1.10%
AeroVironment, Inc.*	14,000	394,100

Airlines – 1.26%
Alaska Air Group, Inc.*	8,000	450,320

Electrical Components & Equipment – 0.63%
Advanced Battery Technologies, Inc.*	222,254	224,476

Human Resource & Employment Services – 1.73%
Korn/Ferry International*	11,437	139,417
Towers Watson & Co.	8,000	478,240
		617,657
Industrial Machinery – 1.60%
ESCO Technologies, Inc.	14,000	357,000
Middleby Corp.*	3,010	212,085
		569,085
Research & Consulting Services – 0.14%
CBIZ, Inc.*	7,500	49,425
Total Industrials		2,305,063

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2011

COMMON STOCKS (Continued)	Shares	Value

MATERIALS – 2.61%

Diversified Chemicals – 1.16%
Olin Corp.	23,000	$414,230

Specialty Chemicals – 1.45%
Kraton Performance Polymers, Inc.*	32,000	517,760
Total Materials		931,990

TECHNOLOGY – 12.63%

Computer Storage & Peripherals – 1.00%
Synaptics, Inc.*	15,000	358,500

Electronic Equipment – 1.21%
Newport Corp.*	40,000	432,400

Internet Software & Services – 1.85%
Ancestry.com, Inc.*	11,000	258,500
J2 Global Communications, Inc.*	15,000	403,500
		662,000
IT Consulting & Other Services – 0.84%
CACI International, Inc.*	6,000	299,640

Semiconductor Equipment – 3.00%
Entegris, Inc.*	104,000	663,520
Nanometrics, Inc.*	28,000	406,000
		1,069,520
Semiconductors – 0.75%
OmniVision Technologies, Inc.*	19,000	266,760

Systems Software – 3.98%
Check Point Software Technologies Ltd.*^	20,000	1,055,200
Websense, Inc.*	21,000	363,300
		1,418,500
Total Technology		4,507,320

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2011

COMMON STOCKS (Continued)	Shares	Value

UTILITIES – 1.20%

Electric Utilities – 1.20%
Portland General Electric Co.	18,000	$426,420
Total Utilities		426,420

TOTAL COMMON STOCKS
(Cost $32,081,357)		26,740,662
TOTAL INVESTMENTS
(Cost $32,081,357) – 74.95%		26,740,662
Cash – 14.36%		5,122,398
Other Assets in Excess of Liabilities – 10.69%		3,814,064
TOTAL NET ASSETS – 100.00%		$35,677,124

Footnotes
Percentages are stated as a percent of net assets.
*	Non Income Producing
^	Foreign Issued Security
(a)	All or a portion of the security has been committed as collateral for open short futures contracts, total collateral is $5,700,496.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF SHORT FUTURES CONTRACTS

September 30, 2011

Number		Unrealized
of Contracts		Appreciation
450	Russell 2000 Mini Index Futures Contract
Expiring December 2011 (Underlying Face Amount
	at Fair Value $28,867,500)	$645,196

As of September 30, 2011, initial margin deposits of $4,640,625 have been pledged in connection with open short futures contracts.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
ALLOCATION BY SECTOR

As of September 30, 2011

Percentages are based upon net assets.

Top 10 Securities*:	Market Value	Top 10 Industries*:	Market Value
Air Methods Corp.	$2,164,780	Pharmaceuticals	$2,771,573
Hi Tech Pharmacal Co., Inc.	1,160,477	Apparel Retail	2,443,880
Check Point Software		Health Care Services	2,164,780
Technologies Ltd.	1,055,200	Auto Parts & Equipment	1,840,368
Jazz Pharmaceuticals, Inc.	967,416	Managed Health Care	1,620,310
Amerigroup Corp.	897,230	Systems Software	1,418,500
Stone Energy Corp.	826,710	Oil & Gas Exploration
Ascena Retail Group, Inc.	812,100	& Production	1,196,070
Men's Wearhouse, Inc.	808,480	Semiconductor
CVR Energy, Inc.	803,320	Equipment	1,069,520
Standard Motor Products, Inc.	762,818	Specialized Consumer
	$10,258,531	Services	990,970
		Oil & Gas Refining
		& Marketing	803,320
			$16,319,291

*	Excludes Cash and Short-term Investments.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENTS OF ASSETS & LIABILITIES

September 30, 2011

Assets:
Investments, at value (cost of $32,081,357)	$26,740,662
Cash	5,122,398
Deposits at broker for futures	145,661
Receivable for securities sold	3,113,107
Receivable for capital shares sold	60,431
Dividends and interest receivable	8,270
Variation margin	931,500
Total assets	36,122,029
Liabilities:
Payables:
Securities purchased	356,502
Fund shares purchased	34,139
Advisory fee	31,115
Administration fee	14,958
Distribution fees	6,225
Custody fees	896
Interest expenses	1,070
Total liabilities	444,905
NET ASSETS	$35,677,124
NET ASSETS CONSIST OF:
Paid in capital	$48,019,255
Accumulated net realized loss on investments	(7,646,632)
Net unrealized appreciation (depreciation) on:
Investments	(5,340,695)
Futures	645,196
NET ASSETS	$35,677,124
CLASS A:
Net assets applicable to outstanding Class A shares	$33,437,879
Shares issued (25,000,000 shares of beneficial
interest authorized, $0.0001 par value)	1,458,908
Net asset value and redemption price per share	$22.92
Maximum offering price per share (net asset value divided by 94.25%)	$24.32
CLASS C:
Net assets applicable to outstanding Class C shares	$2,239,245
Shares issued (25,000,000 shares of beneficial
interest authorized, $0.0001 par value)	101,275
Net asset value, offering price and redemption price per share*	$22.11

*	Redemption price per share is equal to net asset value less any applicable sales charges.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENT OF OPERATIONS

For the Year Ended September 30, 2011

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $3,322)	$362,987
Interest	4,426
Total investment income	367,413
EXPENSES:
Investment advisory fees (Note 6)	475,176
Administration fees (Note 6)	209,049
Distribution fees (Note 6)
Distribution fees – Class A	112,038
Distribution fees – Class C	27,026
Interest Expense	16,672
Custody fees	6,956
ReFlow fees (Note 6)	5,808
Total expenses	852,725
NET INVESTMENT LOSS	(485,312)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	7,978,807
In-kind redemptions (Note 8)	2,035,871
Options	(92,432)
Securities sold short	(1,595)
Written options contracts expired or closed	286,432
Futures	(1,794,109)
Net change in unrealized gain (loss) on:
Investments	(9,668,302)
Written options contracts	(277,347)
Futures	645,196
Net realized and unrealized gain (loss) on investments	(887,479)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,372,791)

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2011	2010
OPERATIONS:
Net investment income (loss)	$(485,312)	$(483,146)
Net realized gain (loss) on:
Investment transactions	6,377,103	(1,498,014)
In-kind redemptions	2,035,871	919,885
Net change in unrealized appreciation (depreciation)
on investments	(9,300,453)	(1,039,333)
Net increase (decrease) in net assets resulting
from operations	(1,372,791)	(2,100,608)
CAPITAL SHARE TRANSACTIONS: (a)
Proceeds from shares sold
Class A shares	11,013,221	12,401,759
Class C shares	789,782	995,731
Cost of shares redeemed
Class A shares	(17,516,471)	(12,749,125)
Class C shares	(741,864)	(492,317)
Net increase (decrease) in net assets from
capital share transactions (a)	(6,455,332)	156,048
Total increase (decrease) in net assets	(7,828,123)	(1,944,560)
NET ASSETS:
Beginning of year	43,505,247	45,449,807
End of year	$35,677,124	$43,505,247
(a) Changes in Shares Outstanding:
Class A
Shares sold	394,915	475,507
Shares redeemed	(641,501)	(491,741)
Net increase (decrease) in capital shares	(246,586)	(16,234)
Shares Outstanding:
Beginning of year	1,705,494	1,721,728
End of year	1,458,908	1,705,494
Class C
Shares sold	29,001	38,515
Shares redeemed	(27,355)	(19,479)
Net increase in capital shares	1,646	19,036
Shares Outstanding:
Beginning of year	99,629	80,593
End of year	101,275	99,629

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period
Class A

	Year Ended September 30,
	2011	2010	2009	2008	2007
NET ASSET VALUE –
BEGINNING OF YEAR	$24.14	$25.24	$25.25	$39.64	$33.46

INCOME FROM
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.30)	(0.26)	0.03	0.08	0.26
Net realized and unrealized
gain (loss) on investments	(0.92)	(0.84)	0.07	(6.83)	7.40
Total from investment operations	(1.22)	(1.10)	0.10	(6.75)	7.66

LESS DISTRIBUTIONS:
Dividends from net investment income	—	—	(0.11)	(0.22)	—
Distributions from net realized gains	—	—	—	(7.42)	(1.48)
Total distributions	—	—	(0.11)	(7.64)	(1.48)

NET ASSET VALUE – END OF YEAR	$22.92	$24.14	$25.24	$25.25	$39.64

TOTAL RETURN	(5.1)%	(4.3)%	0.5%	(21.9)%	23.6%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (thousands)	$33,438	$41,168	$43,458	$49,372	$70,316
Ratio of operating expenses to
average net assets	1.75%	1.73%	1.74%	1.67%	1.65%
Ratio of operating expenses excluding
interest expense and dividend
payments on short positions to
average net assets	1.72%	1.71%	1.73%	1.66%	1.64%
Ratio of net investment income (loss)
to average net assets	(0.98)%	(1.00)%	0.12%	0.36%	0.64%
Portfolio turnover rate	352%	169%	259%	221%	90%

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period
Class C

	Year Ended September 30,
	2011	2010	2009	2008	2007
NET ASSET VALUE –
BEGINNING OF YEAR	$23.46	$24.72	$24.79	$39.06	$33.22

INCOME FROM
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.46)	(0.32)	(0.17)	(0.10)	(0.04)
Net realized and unrealized
gain (loss) on investments	(0.89)	(0.94)	0.10	(6.75)	7.36
Total from investment operations	(1.35)	(1.26)	(0.07)	(6.85)	7.32

LESS DISTRIBUTIONS:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	(7.42)	(1.48)
Total distributions	—	—	—	(7.42)	(1.48)

NET ASSET VALUE – END OF YEAR	$22.11	$23.46	$24.72	$24.79	$39.06

TOTAL RETURN	(5.8)%	(5.1)%	(0.3)%	(22.5)%	22.7%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)	$2,239	$2,337	$1,992	$2,523	$2,917
Ratio of operating expenses to
average net assets	2.50%	2.48%	2.49%	2.42%	2.40%
Ratio of operating expenses excluding
interest expenses and dividend
payments on short positions to
average net assets	2.47%	2.46%	2.48%	2.41%	2.39%
Ratio of net investment income (loss)
to average net assets	(1.73)%	(1.79)%	(0.62)%	(0.39)%	(0.11)%
Portfolio turnover rate	352%	169%	259%	221%	90%

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2011

INCREASE (DECREASE) IN CASH —

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(1,372,791)
Adjustments to reconcile net increase (decrease) in
net assets from operations to net cash used in operating activities:
Purchases of investments	(152,946,157)
Proceeds for dispositions of investment securities	169,450,096
Sale of short term investments, net	4,888,489
Decrease in receivable for securities sold	29,396
Decrease in dividends and interest receivable	691
Increase in deposits at broker	(435,158)
Increase in variation margin	(931,500)
Decrease in options written	(9,085)
Decrease in payable for securities purchased	(6,722,922)
Decrease in accrued management fees	(3,983)
Decrease in accrued administration fees	(1,116)
Decrease in distribution fees	(13,569)
Decrease in custody fees	(978)
Increase in interest expenses	780
Unrealized depreciation on securities	9,668,302
Net realized gain on investments	(10,014,678)
Net cash provided by operating activities	11,585,817

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	11,846,593
Payment on shares redeemed	(18,310,012)
Net cash used in financing activities	(6,463,419)

Net increase in cash	5,122,398

Cash:
Beginning balance	—
Ending balance	$5,122,398

Supplemental information:
Non-cash financing activities not included herein consist of dividend
reinvestment of dividends and distributions	$—
Cash paid for interest	$15,892

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS

September 30, 2011

1.	ORGANIZATION

Empiric Funds, Inc. (formerly, Texas Capital Value Funds, Inc.) was incorporated on June 26, 1995 as a Maryland Corporation and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.  The Core Equity Fund (formerly, Value & Growth Portfolio) (the “Fund”) is a series of the Empiric Funds, Inc, (the “Corporation”).  The Fund offers Class A and Class C shares.  Each class of shares differs principally in its respective distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.  The Fund’s Class A shares commenced operations on November 6, 1995.  The Fund’s Class C shares commenced operations on October 7, 2005.  Prior to October 7, 2005, the shares of the Fund had no specific class designation.  As of that date, all of the then outstanding shares were re-designated as Class A shares.  The Fund’s investment objective is capital appreciation.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States.

a)	Valuation of Securities – All investments in securities are recorded at their estimated fair value, as described in note 3.

b)
Federal Income Taxes – It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  As of September 30, 2011, open Federal tax years include the tax year ended September 30, 2008 through 2010.

c)
Security Transactions, Income and Other – Investment and shareowner transactions are recorded on the trade date.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis.  Income, expenses (other than expenses attrib-

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2011

utable to a specific class), and realized and unrealized gains or losses on investments are generally allocated to each respective class in proportion to the relative net assets of each class.

d)
Short Sale Transactions –  The Fund may not purchase securities on margin or effect short sales, except that the Fund may: (a) obtain short-term credits necessary for the clearance of security transactions; (b) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (c) make short sales “against the box” (i.e., owning an equal amount of the security itself, or of securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to the security sold short) or in compliance with the SEC’s positions regarding the asset segregation requirements of Section 18 of the Investment Company Act of 1940, as amended.  Cash segregated for short sales and options is shown in the Statement of Assets and Liabilities as deposits at broker.  As of September 30, 2011, the Fund did not segregate any securities for short sales.

e)
Options Transactions – The Fund may utilize options to manage its exposure to changing interest rates and/or security prices.  Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations.  Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure.  Options contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund’s investment objective and policies.  When a call or put option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the option written.  When an option written expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a written option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked to market daily.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2011

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract.  If an option purchased expires, a loss is realized in the amount of the cost of the option contract.  If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option.  If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid.  If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.  As of September 30, 2011, the Fund did not segregate any securities for options.

f)
Futures Contracts – The Fund may buy and sell futures contracts to gain exposure to particular securities or markets to either hedge or to increase total return and to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.  Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund.  Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.  The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.  As of September 30, 2011, the Fund segregated $7,653,537 in cash and securities as collateral for future contracts.

g)
Distributions to Shareholders – Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America.  All short-term capital gains are considered ordinary income for tax purposes.  These principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.  These differences are primarily relate to partnership, foreign currency, redemptions in kind and investments in Passive

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2011

Foreign Investment Companies with differing book and tax methods for accounting.  For the year ended September 30, 2011, the Fund’s most recent fiscal year end, the Fund increased paid-in capital by $1,550,559, decreased undistributed net investment loss by $485,312 and increased undistributed net realized loss on investments by $2,035,871.

h)
Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period.  Actual results could differ from those estimates.

i)
Foreign Risk – Investments in foreign securities entail certain risks.  There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries.  Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States.  The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

In addition to securities traded principally in securities markets outside the United States and securities denominated in foreign currencies, the Fund may invest in American Depository Receipts (ADRs).  ADRs generally are U.S. dollar-denominated receipts issued by domestic banks representing the deposit with the bank of securities of a foreign issuer, and are traded on exchanges or over-the-counter in the United States.  Because an ADR represents an indirect investment in securities of a foreign issuer, investments in ADRs are subject to the risks associated with foreign securities generally, as described above.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2011

j)
Events Subsequent to the Fiscal Period End – In preparing the financial statements as of September 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

k)
New Accounting Pronouncement – In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”).  ASU No. 2011-04 amend FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs.  ASU No 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  Management is currently evaluating the impact these amendments and does not believe they will have a material impact on the Fund’s financial statements.

3.    SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

• Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

• Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

• Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participant’s would use to price the asset or liability based on the best available information.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2011

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Fund’s investments are carried at fair value.  Securities traded on a securities exchange for which a last-quoted sales price is readily available will be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on the Nasdaq National Market System (“Nasdaq”) will be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reports.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will be valued at the last bid price.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Options and Futures – Exchange-traded options on securities and indices purchased or sold by the Fund generally will be valued at their last sales price or, if not last sales price is available, at their last bid price.  Options traded in the OTC market, the average of the last bid prices obtained from two or more dealers will be used unless there is only one dealer, in which case that dealer’s last bid price is used.  Futures contracts shall be valued at the closing price on their primary exchange.  If a closing price is not readily available, futures will be priced at the closing bid price.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities - Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  To the extent the inputs are observable and timely, these securities may be classified in level 1 of the fair value hierarchy.

Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of each Fund’s investments.  The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2011:

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2011

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$7,195,888	$—	$—	$7,195,888
Consumer Staples	1,174,054	—	—	1,174,054
Energy	2,279,390	—	—	2,279,390
Finance & Insurance	593,078	—	—	593,078
Health Care	7,327,459	—	—	7,327,459
Industrials	2,305,063	—	—	2,305,063
Materials	931,990	—	—	931,990
Technology	4,507,320	—	—	4,507,320
Utilities	426,420	—	—	426,420
Total Common Stocks	26,740,662	—	—	26,740,662
Total Investments in Securities	$26,740,662	$—	$—	$26,740,662
Other Financial Instruments*
Futures	$645,196	$—	$—	$645,196

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts, and written options.  Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at the end of reporting period.  During the fiscal year ended September 30, 2011, the Fund recognized no significant transfers to/from level 1 or level 2.  There were no level 3 securities held in the Fund during the fiscal year ended September 30, 2011.

4.    DERIVATIVES

The Fund may engage in various portfolio strategies, to the extent that they are consistent with the Fund’s investment objectives and limitations, to attempt to hedge against changes in net asset value or to attempt to realize a greater current return.  The use of these instruments involves certain risks, including the possibility that the value of the underlying assets or indices fluctuate, the derivative becomes illiquid, imperfect correlation exists between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

The Adviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as “futures”), options on futures contracts, stock index options, forward currency contracts, swap and structured contracts to hedge the portfolio from interest rate risk.  The Adviser uses derivative instruments (“derive

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2011

atives”) to hedge against anticipated declines in market value of portfolio securities, increases or decreases in the market value of securities it intends to purchase or sell, and to protect against exposure to interest rate changes.  The Advisor may also use derivatives to enhance total return or invest in eligible asset classes with greater efficiency and lower cost than is believes to be possible through direct investment.  The use of derivatives for hedging purposes involves certain risks and may result in a loss if charges in the value of derivatives move in a direction different than anticipated, rendering the hedging strategy unsuccessful.

The Fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”).  ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s result of operations and financial position.  Tabular disclosure regarding derivatives fair value and gain/loss by contract typed (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting.  Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Average Balance Information – The average monthly market value of purchased options during the year ended September 30, 2011 was $23,386.  The average monthly notional amount of short futures contracts during the year ended September 30, 2011 was $11,474,052.

Transactions in options contracts written and the premium amount during the year ended September 30, 2011 were as follows:

	Premium	Number of
	Amount	Contracts
Options outstanding at September 30, 2010	$(286,432)	(970)
Options written	—	—
Options closed	—	—
Options exercised	—	—
Options expired	286,432	970
Options outstanding at September 30, 2011	$—	—

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2011

The locations on the statements of assets and liabilities of the Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, is as follows:

Balance Sheet – Values of Derivative Instruments as of September 30, 2011

	Asset		Liabilities
Derivatives not
accounted for as
hedging instruments		Fair		Fair
under ASC 815	Location	Value	Location	Value
Equity Contracts
	Net Assets –
	Unrealized
	appreciation
	on futures
Futures*	contracts	$645,196	N/A	$—
Total		$645,196		$—

*
Includes cumulative appreciation of futures contracts as reported in the Schedule of Short Futures Contracts.  The current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect on Derivative Instruments on the Statement of Operations for the Period Ended September 30, 2011

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted
for as hedge instruments	Purchased	Written
under ASC 815	Options	Options	Futures	Total
Equity Contracts	$(92,432)	$286,432	$(1,794,109)	$(1,600,109)
Total	$(92,432)	$286,432	$(1,794,109)	$(1,600,109)
Change in Unrealized Appreciation or (Depreciation)
on Derivatives Recognized in Income
Derivatives not accounted
for as hedge instruments	Purchased	Written
under ASC 815	Options	Options	Futures	Total
Equity Contracts	$39,072	$(277,347)	$645,196	$406,921
Total	$39,072	$(277,347)	$645,196	$406,921

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2011

5.    PURCHASES AND SALES OF SECURITIES
For the year ended September 30, 2011, the cost of purchases were $152,946,157 and the proceeds from sales of securities, excluding short-term securities, were $169,356,266 for the Fund.

6.    INVESTMENT ADVISORY AND OTHER AGREEMENTS
Investment Advisory and Administration Agreements

The Fund has an investment advisory agreement with the Advisor, Empiric Advisors, Inc. (formerly, First Austin Capital Management, Inc.), pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.00% of the average daily net assets.  The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administrative costs involved in the day to day operations of the Fund.  In addition, the Advisor is acting as the administrator to the Fund.  For this service, the Advisor receives a fee, computed daily based on the average daily net assets at an annual rate of .70% on the first $5 million, .50% on the next $25 million, .28% on the next $70 million, .25% on the next $100 million, and .20% for over $200 million of each series.  The Advisor bears most of the operating expenses of the Fund including legal, audit, printing, and insurance.

Transactions with Empiric Distributors, Inc.

The Advisor owns an interest in Empiric Distributors, Inc. (formerly, Texas Capital, Inc.), a registered broker-dealer.  For the year ended September 30, 2011, the Fund transacted $350,935 in commissions through Empiric Distributors, Inc.  All transactions were at $ 0.030 per share during the year ended September 30, 2011, or at rates considered competitive with comparable transactions elsewhere.  47.34% of commissions were executed through Empiric Distributors, Inc., during the year ended September 30, 2011.  The Board reviews affiliated transactions quarterly.

Distribution Agreement and Plan

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which the Fund contracts with registered broker-dealers and their agents to distribute shares of the Fund.  The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the average daily net assets for the Fund’s Class A shares.  The Fund’s Class C shares allow for up to 1.00% of the average daily net assets.  For the year ended September 30, 2011, the Fund incurred Distribution expenses of $112,038 for the Class A shares and $27,026 for the Class C shares pursuant to the Plan.  The amount of sales charge retained by the distributor was $13,583.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2011

Certain officers and directors of the Fund are also officers and/or directors of the Advisor.

Cash Liquidity for Redemptions

The Fund may participate in a program operated by ReFlow Fund, LLC (“ReFlow”).  The program is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares.  In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund.  ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day.  ReFlow then generally redeems those shares when the fund experiences net sales.  In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.  The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangement or the costs of selling portfolio securities to meet redemptions.  ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.  The Fund will waive any redemption fee with respect to redemptions by ReFlow.

7.    LINE OF CREDIT

The Fund has a $12 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with short-term liquidity needs of the Fund or shareholder redemptions.  Borrowings under this arrangement bear interest at the bank’s prime rate.  At September 30, 2011, the Fund had $0 outstanding and $1,070 of accrued interest fees.  Based upon balances outstanding during the year, the weighted average interest rate was 3.25%, the weighted average amount outstanding was $282,562 and the maximum amount outstanding was $6,112,000.

8.    IN-KIND REDEMPTIONS

During the year ended September 30, 2011, the Empiric Core Equity Fund realized $2,035,871 of net capital gains resulting from in-kind redemptions.  A shareholder exchanged fund shares for securities held by the Fund rather than cash.  Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains and losses to paid-in-capital.  Such reclassification has no effect on the Fund’s net assets.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2011

9.    THE REGULATED INVESTMENT COMPANY MODERNIZATION ACT

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

Capital losses incurred after December 31, 2010 may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2011

10.	FEDERAL TAX INFORMATION
As of September 30, 2011, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of Investments	$32,089,202
Gross unrealized appreciation	$523,463
Gross unrealized depreciation	(5,871,976)
Net unrealized appreciation	$(5,348,540)
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains (losses)	$(6,993,591)
Total accumulated earnings (losses)	$(12,342,131)

At September 30, 2011, the Fund’s most recent fiscal year end, the Fund had tax basis capital losses of $6,993,591, which expires on September 30, 2018.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders and Board of Directors
Empiric Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Empiric Core Equity Fund    (the “Fund”), a series of shares of the Empiric Funds, including the schedule of investments, as of September 30, 2011, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Empiric Core Equity Fund as of September 30, 2011, the results of its operations and its cash flows for the year then ended,  the changes in its net assets for each of the two years in the period then ended, and financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 23, 2011

Core Equity Fund
EXPENSE EXAMPLE

September 30, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from April 1, 2011 to September 30, 2011.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help

Core Equity Fund
EXPENSE EXAMPLE (Continued)

September 30, 2011

you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	4/1/11	9/30/11	4/1/11 – 9/30/11
Core Equity Fund
Actual(2)
Class A	$1,000.00	$774.60	$ 7.79
Class C	$1,000.00	$771.70	$11.10
Hypothetical (5% return
before expenses)(3)
Class A	$1,000.00	$1,016.29	$ 8.85
Class C	$1,000.00	$1,012.53	$12.61

(1)
Expenses are equal to the Class A and Class C fund shares’ annualized expense ratio of 1.75% and 2.50%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).  If interest expense and dividends on short positions were excluded, the annualized expense ratio of the Class A and Class C fund shares would have been 1.71% and 2.46%, respectively.

(2)	Excluding interest expense and dividends on short positions, your actual expenses would be $7.61 and $10.93 for Class A and Class C, respectively.

(3)	Excluding interest expense and dividends on short positions, your hypothetical expenses would be $8.64 and $12.41 for Class A and Class C, respectively.

INFORMATION ABOUT DIRECTORS
AND OFFICERS (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors.  Information pertaining to the Directors and Officers of the Fund is set forth below.  The SAI includes additional information about the Fund’s Directors and Officers and is available, without charge, upon request by calling 1-888-839-7424.

		Term of		Number of
		Office and	Principal	Portfolios	Other
	Position(s)	Length	Occupation(s)	Overseen	Directorships
Name, Age,	Held with	of Time	During Past	by	Held by
and Address	Fund	Served	5 Years	Director	Director

Mark A. Coffelt*,	Director,	Indefinite as	President of	1	0
CFA, 57	Chairman of	a director,	Empiric Advisors,
6300 Bridgepoint	the Board,	Elected	Inc. (the “Advisor”)
Parkway, Bldg. II,	President,	annually	(formerly First
Ste. 105	Treasurer,	by Board	Austin Capital
Austin, TX 78730	Chief	for other	Management, Inc.)
	Executive	positions;	(1988 to Present).
	Officer and	since
	Chief	November,
	Financial	1995
Officer

Janis A. Claflin, 67	Independent	Indefinite;	President and	1	1
1301 Capital of Texas	Director	Since	owner of Claflin
Highway Ste B-127		November,	& Associates
Austin, Texas 78746		1995	(provides individual
and family therapy
and organizational
consulting) (1985 to
Present); Director, Fetzer
Institute (a private
research, education
and service foundation)
(1987 to Present);
Licensed Marriage
and Family Therapist.

*	Mr. Coffelt is an “interested person” of the Fund (as defined in the Investment Company Act of 1940) due to the positions that he holds with the Fund and the Advisor.

INFORMATION ABOUT DIRECTORS
AND OFFICERS (Unaudited) (Continued)

		Term of		Number of
		Office and	Principal	Portfolios	Other
	Position(s)	Length	Occupation(s)	Overseen	Directorships
Name, Age,	Held with	of Time	During Past	by	Held by
and Address	Fund	Served	5 Years	Director	Director

Edward K. Clark,	Independent	Indefinite;	Director, Executive	1	1
Attorney, CPA, 59	Director	Since	Vice President,
11412 Bee Caves		November,	General Counsel &
Road, Suite 300		1995	Corporate Secretary
Austin, TX 78738			of Emergent
Technologies, Inc.
(a biotech venture
capital firm) (2002
to Present);
Member-Kelly, Hart
& Hallman (a law
firm) (1997-2002);
Partner-Clark & Clark
of Austin, Texas (a
law firm) (1995-1997);
Certified Public
Accountant.

John Henry McDonald,	Independent	Indefinite;	President, Chairman	1	3
CFP, 59	Director	Since	and founder of Austin
7200 N. MoPac #315		November,	Asset Management
Austin, TX 78731		1995	(1986 to Present);
CFP from the College
for Financial Planning;
Member of the CFP
Board of Standards;
Director of Austin
Community College
Foundation; Director
of Austin Classical
Guitar Society and
Director of Texas
Life, Accident, Health
& Hospital Services
Insurance Guaranty
Association.

INFORMATION ABOUT DIRECTORS
AND OFFICERS (Unaudited) (Continued)

		Term of		Number of
		Office and	Principal	Portfolios	Other
	Position(s)	Length	Occupation(s)	Overseen	Directorships
Name, Age,	Held with	of Time	During Past	by	Held by
and Address	Fund	Served	5 Years	Director	Director

Heather Taute, 45	Secretary,	Elected	Financial Operations	0	0
6300 Bridgepoint	Chief	annually	Manager and Chief
Parkway, Bldg II,	Compliance	by Board;	Compliance Officer
Ste. 105	Officer and	Since	of the Advisor
Austin, TX 78730	Anti-Money	November,	(2006 to present);
	Laundering	2006	Operations Manager,
	Compliance		Academy Capital
	Officer		Management in
Waco, TX (1999-2006).

HOW TO OBTAIN A COPY OF THE FUND’S PROXY
VOTING POLICY AND PROXY VOTING RECORDS

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures free of charge, upon request, by calling toll-free 1-800-880-0324 and by accessing the Fund’s Statement of Additional Information on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available free of charge, upon request, by calling 1-800-880-0324 and by accessing the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

Empiric Funds, Inc., files the Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-880-0324. Furthermore, you can obtain the Form N-Q on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF DIRECTORS’ APPROVAL OF THE
INVESTMENT ADVISORY AGREEMENT

The Board of Directors (the “Board”) of the Empiric Funds, Inc. (the “Corporation”) and its sole series, the Empiric Core Equity Fund (the “Fund”), the majority of which are not interested persons as defined in the Investment Company Act of 1940, as amended, met on September 7, 2011 to consider the annual renewal of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Empiric Advisors, Inc. (the “Advisor”).

The Board reviewed numerous documents that had been provided prior to the meeting, including the current Advisory Agreement, a memorandum provided by Thompson Coburn LLP, detailing the Board’s fiduciary obligations and factors that the Board should evaluate in considering the renewal of the Advisory Agreement and comparative information regarding the Fund’s performance and expenses.

In approving the continuation of the Advisory Agreement, the Board considered the following factors and drew the following conclusions:

1.
Nature, Extent and Quality of Services Provided.  The Board considered the nature, extent, and quality of services provided by the Advisor, including investment management, supervision of the Fund’s operations and compliance with securities laws.  Among other things, the Board noted that the Advisor provides a full-time, experienced portfolio manager to manage the Fund’s investments, as well as trading and marketing staff.  The Board noted that the Advisor provides the Fund’s Chief Compliance Officer, who serves at the pleasure of and whose compensation is determined by the Board, and who oversees the service providers who support the Fund in providing accounting, administration, distribution, transfer agency and custodial services.  The Board concluded that the services provided were extensive and of high quality.

The Directors noted that various compliance reports had been provided by the Advisor and the CCO to the Board throughout the year, and noted, based on such reports, that the Fund’s investment policies and restrictions were consistently complied with during the last year.  They also noted that the CCO had reviewed the Advisor’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws by the Fund.

2.
Investment Performance of the Fund and Advisor.  The Board reviewed the investment performance information relating to the Fund and the Advisor.  The Board noted that for the fiscal year through June 30, 2011, the Fund had a positive 18.56% return for the one-year period.  Based upon the information provided by the Advisor, the Board observed that although the Fund’s one-year return was lower than the return of its benchmark for the same period, the Fund’s long-term performance was superior to its benchmark and other funds in its peer group over the prior 10 years.  The Board concluded that the Fund’s shareholders would likely benefit from the Advisor’s continued services based on the Advisor’s track record of providing superior long-term performance.

BOARD OF DIRECTORS’ APPROVAL OF THE
INVESTMENT ADVISORY AGREEMENT (Continued)

3.
Advisory Fees.  The Board considered the Fund’s advisory fees and expenses, comparing the fees of the Fund to the fees of funds similar in asset size and investment objective to the Fund.  The Board considered information that demonstrated the Fund’s relative performance compared favorably to its relative expenses and concluded that the Fund’s shareholders had realized good value in light of the advisory fees paid to the Advisor and the Fund’s overall expenses.  Moreover, the Board reviewed the Fund’s expense ratios and comparable expense ratios for similar funds in the Lipper Multi-Cap Fund category.  The Board concluded that the Fund’s total expense ratio falls within the reasonable range of expense ratios for funds in the Fund’s comparison group.  The Board noted that the Fund’s total expense ratio would be substantially higher without the Advisor’s universal fee, which requires the Advisor to pay operating expenses of the Fund.  The Board, therefore, determined that the Fund’s advisory fee was fair and reasonable.

4.
Costs of Services and Profits to Be Realized by the Advisor and Other Benefits to the Advisor.  The Board reviewed cost of services information relating to the Fund and the Advisor provided in advance of the meeting.  In particular, the Board reviewed profitability information relating to the Advisor and its balance sheet.  The Board noted the Advisor’s profit margin and concluded that the Advisor’s profit margin was well below that of advisors whose financial statements were publicly available.  In assessing the Advisor’s profitability, the Board evaluated the fallout benefits that the Advisor, or its affiliates, realized from its relationship with the Fund, including the allocation of a portion of the Fund’s portfolio transactions to a broker/dealer affiliated with the Advisor and brokerage and research services obtained from other broker/dealers to whom the Fund’s portfolio transactions were allocated.  The Advisor also receives reimbursement for eligible 12b-1 fees.  The Board concluded that the Advisor’s profits were reasonable and not excessive when compared to other investment advisors or profit margins determined to be reasonable in relevant court decisions and that the fallout benefits realized by the Advisor and its affiliated broker-dealer were reasonable and appropriate and benefitted the Fund and its shareholders.

5.
Extent of Economies of Scale as the Fund Grows.  The Board discussed whether there may be economies of scale in the management of the Fund and considered funds that offer breakpoints in relation to management fees.  The Board determined that the Fund had not yet grown significantly in size and that the marketplace had not demonstrated significant potential growth to such an extent that would warrant the use of breakpoints.

Conclusions
Based on this review, the Board approved the Advisory Agreement and concluded that the advisory fee paid was reasonable and was in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

PRIVACY POLICY

We collect non-public personal information about you from the following sources: (i) information we receive from you on applications or other forms; and (ii) information about your transactions with us. Our polices prohibit disclosure of non-public personal information about present or former individual shareholders to anyone, except as permitted or required by law and except as necessary for entities providing services to us, performing functions for us or maintaining records on our behalf, to perform the applicable function.

All services provided to you are through our service providers and all records containing your non-public personal information are maintained at the service providers’ places of business. These entities include our transfer agent, administrative service provider and investment adviser.

Contracts with these entities prohibit them from disclosing non-public personal information about you, require them to restrict access to the information to those employees who need to know that information, and require them to maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.  We restrict access to non-public information about you to the entities described above.

(This Page Intentionally Left Blank.)

Core Equity Fund – A Class
EMCAX
CUSIP #29215M101

Core Equity Fund – C Class
EMCCX
CUSIP #29215M200

Advisor
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Building 2, Suite 105
Austin, TX  78730
800-880-0324

Transfer Agent, Accountant, and Custodian
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI  53202
888-839-7424
Call for questions on your account.

Administrator
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Building 2, Suite 105
Austin, TX  78730
800-880-0324

Distributor
Quasar Distributors LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI  53202

Mailing Address
Empiric Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
Please send all account related correspondence here.

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of [trustees/directors] has determined that there is at least one audit committee financial expert serving on its audit committee.  Edward K. Clark is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no other services provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2011	FYE 09/30/2010
Audit Fees	$16,000	$15,500
Audit-Related Fees	$0	$0
Tax Fees	$4,000	$4,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2011	FYE 09/30/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2011	FYE 09/30/2010
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.
Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Empiric Funds, Inc.

By (Signature and Title) /s/ Mark A. Coffelt
   Mark A. Coffelt, President and Chairman

Date   11/29/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Mark A. Coffelt
   Mark A. Coffelt, Principal Executive Officer and Principal
  Financial Officer

Date 11/29/2011